                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                         Date of Report - April 27, 2001


                               SUN BANCORP, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated April 26, 2001, regarding the announcement that the Boards of Directors of Sun Bancorp, Inc. and its banking subsidiary, SunBank, announced that Robert J. McCormack has been appointed Chief Executive Officer of Sun Bancorp, Inc. and SunBank

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99 Press Release of Registrant, SUN Bancorp, Inc., dated April 26, 2001, regarding appointment of Robert J. McCormack as Chief Executive Officer.

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUN BANCORP, INC.
                                            (Registrant)


Dated:  April 27, 2001                         /s/ Robert J. McCormack
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Executive Officer
                                              (Principal Executive Officer)



Dated:  April 27, 2001                         /s/ Jonathan J. Hullick
                                           -----------------------------------
                                                  Jonathan J. Hullick
                                           Exec. VP & Chief Financial Officer
                                               (Principal Financial Officer)